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                                                                   EXHIBIT 10.26

                          REGISTRATION RIGHTS AGREEMENT




          REGISTRATION RIGHTS AGREEMENT, dated as of March 18, 1999, by and among PULITZER INC., a Delaware corporation (the "Company"), and Emily Rauh Pulitzer, Michael E. Pulitzer and David E. Moore (collectively, the "Stockholders" and individually referred to herein as a "Stockholder").

                              W I T N E S S E T H:


          WHEREAS, the Stockholders own, directly or indirectly, outstanding shares (the "Shares") of Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), of the Company exchangeable for a like number of shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company;

          WHEREAS, the Shares have been deposited in a Voting Trust (the "Voting Trust") pursuant to a voting trust agreement, dated as of March 18, 1999, which, among other things, restricts the transfer of such Shares;

          WHEREAS, the Voting Trust permits the withdrawal from the Voting Trust of all or a portion of the Shares upon their exchange for shares of the Common Stock under certain circumstances, including the sale of the Common Stock pursuant to a registered public offering;

          WHEREAS, the Company desires to grant to each Stockholder, including each Stockholder's heirs, legal representatives, successors and assigns whose names are registered on the books maintained by the Company, and any parent, sibling, spouse, child, grandchild or other relative of each Stockholder (each, a "Family Relative"), or any custodian or trustee for the benefit of any of the Stockholders or Family Relatives, or any partnership, corporation or other entity for which a Stockholder or Family Relative acts as a trustee or which is owned by a Stockholder or a Family Relative, (collectively, the "Holders" and individually referred to herein as a "Holder"), certain registration rights with respect to shares of the Common Stock issuable upon exchange of the Shares.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties hereby agree as follows:

1.   REPRESENTATIONS AND WARRANTIES.

               (a) Status, Power and Authority. The Company represents and warrants that it is duly organized and validly existing under the laws of the State of Delaware, that it has the




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legal power and authority to enter into this Agreement and carry out its obligations hereunder and that this Agreement constitutes a legal, valid and binding obligation of the Company.

               (b)    Covenant Against Material False Statement or Omission.
The Company covenants to the Holders that any registration statement, prospectus, and any amendments or supplements thereto filed by the Company pursuant to Section 3 or 4 of this Agreement will comply in all material respects with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, and that none of such registration statements, prospectuses, or amendments or supplements thereto shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, that the covenants contained in this section do not apply to any statements or omissions in such registration statement, prospectus, or amendment or supplement thereto made in reliance upon information furnished in writing to the Company by the Holders expressly for use therein).

          2. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (b) "Initiating Holders" shall, except as provided in Section 3(c) hereof, mean the Holders of not less than five percent of the outstanding shares of Class B Common Stock.

               (c) "Market Value" shall mean as of the date specified for its computation the closing sale price for the security as reported on the principal securities exchange on which such security is traded or if not traded on an exchange, the closing sale price as reported on the NASDAQ national market system, or if not so listed or traded, the closing bid price reported in the over-the-counter market.

               (d) The term "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               (e) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 3 and 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company; which shall be paid in any event by the Company).





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               (f)    "Selling Expenses" shall mean all underwriting discounts
and selling commissions applicable to the sale of the Common Stock and all fees and disbursements of counsel for the selling Holdings.

          3.   Requested Registration.

               (a) Request for Registration. If the Company shall receive from Initiating Holders, at any time or times not earlier than three months and not later than nine months after the end of a fiscal year of the Company, a written request that the Company effect any registration with respect to all or a part of the shares of the Common Stock issuable upon exchange of the Shares of any one or more of the Initiating Holders having a Market Value of not less than $2,000,000 on the business day preceding the date of such written request, the Company will:

                      (i) promptly give written notice of the proposed registration to all other Holders; and

                      (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such shares of the Common Stock as are specified in such request, together with all or such portion of the shares of common stock of any Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after mailing of such written notice by the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this
Section 3:

                      (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

                      (B) More than two times pursuant to requests hereunder in any consecutive 12 month period; or

                      (C) Within 120 days of the effectiveness of a registration statement filed by the Company pursuant to which the Holders were entitled to register all or part of the shares of the Common Stock issuable upon exchange of their Shares; or

                      (D) If the Company informs the Initiating Holders that the Company intends to file a registration statement within 30 days of the written request from




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     the Initiating Holders pursuant to which the Holders will have the right to register all or part of the shares of the Common Stock issuable upon exchange of their shares.

               Subject to the foregoing clauses (A), (B), (C) and (D), the Company shall file a registration statement covering shares of the Common Stock so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

               The registration statement filed pursuant to the request of the Initiating Holder may, subject to the provisions of Section 3(b) below, include other securities of the Company which are being sold by the Company or which are held by officers or directors of the Company (other than the Holders) or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration.

                      (b) Underwriting. If the Initiating Holders intend to distribute the shares of the Common Stock covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3 and the Company shall include such information in the written notice referred to in Section 3 (a)(i) above. The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's shares of the Common Stock in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the shares of the Common Stock issuable upon the exchange of that Holder's Shares.

               If officers or directors of the Company (other than the Holders) holding shares of the Common Stock of the Company shall request inclusion in any registration pursuant to this Section 3, or if holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Stockholders") request such inclusion, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of the Company held by such officers, directors and Other Stockholders in the underwriting and may condition such offer to such officers, directors and Other Stockholders on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders, officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3, if the representative advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of shares of the Common Stock, officers and directors of the Company and Other Stockholders whose securities would otherwise be underwritten pursuant hereto, and the number of shares of the Common Stock and other securities that may be included in the registration and underwriting shall be allocated among all such Holders, officers and directors of the Company and Other Stockholders in proportion,




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as nearly as practicable, to the respective amounts of shares of the Common
Stock or other securities which they had requested to be included in such registration at the time of filing the registration statement. No shares of the Common Stock or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of shares of the Common Stock, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of shares of the Common Stock to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of shares of the Common Stock which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (c) Registration at Request of the Estate of a Holder. Within nine months of the death of any Holder, the estate of that Holder may on a single occasion act as an Initiating Holder notwithstanding the failure to meet the five percent ownership requirement set forth in Section 2(b) and may request registration of all or part of the shares of the Common Stock issuable upon exchange of the Shares held by such estate notwithstanding a failure to meet the $2,000,000 minimum Market Value set forth in Section 3(a), provided that such estate could not within three months following the request for registration then sell pursuant to Rule 144 under the Securities Act all the shares of the Common Stock issuable upon exchange of the Shares held by such estate. If an estate acting as an Initiating Holder pursuant to this Section 3(c) intends to distribute shares of the Common Stock by means of an underwriting pursuant to
Section 3(b), the provisions of Section 3(b) requiring a reduction in the shares of the Common Stock included in the registration and underwriting shall not apply to the shares of the Common Stock being registered for the estate and the shares of the Common Stock included by all other participants in the registration and underwriting shall be reduced accordingly. The provisions of this Section 3(c) may only be used one time by each estate.

          4.   Company Registration.

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than the first registration of the Company's securities on Form S-1, or a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of shares of the Common Stock, the Company will:

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under applicable blue sky or other state securities laws), and in any underwriting involved




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          therein, all the shares of the Common Stock specified in a written request or requests, delivered by any Holder within twenty (20) days after mailing of the written notice from the Company described in clause (i) above, except as set forth in Section 4(b) below. Such written request may specify all or a part of the shares of the Common Stock issuable upon exchange of a Holder's Shares.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4(a)(i). In such event the right of any Holder to registration pursuant to this Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's shares of the Common Stock in the underwriting to the extent provided herein and shall be further conditioned upon the Company receiving requests to include in the underwriting shares of the Common Stock having a Market Value as of the fifteenth day following mailing of the Company's notice of not less than $500,000. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the officers and directors of the Company and Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) limit the number of shares of the Common Stock to be included in the registration and underwriting by all Holders, officers and directors of the Company and Other Stockholders requesting registration. The Company shall advise all holders of shares of the Common Stock requesting registration of the limitation on the number of shares to be underwritten, and the number of shares of the Common Stock that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the number of shares to be included in the registration and underwriting by the Company shall not be reduced and any remaining shares shall be allocated among all such Holders, officers and directors of the Company and Other Stockholders in proportion, as nearly as practicable, to the respective amounts of shares of the Common Stock or other securities which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of shares of the Common Stock or any officer, director of Other Stockholder disapproves of the terms of any such underwriting, that person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any shares of the Common Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          5. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by Initiating Holders, the registration statement does not become effective, in which case the Holders, officers and directors of the Company and Other Stockholders requesting




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registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and provided, further, that such registration shall not be counted as a registration pursuant to Section 3(a)(ii)(B).

          6. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3 or any comparable or successor form or forms, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders shall have the right to request registrations on Form S-3 in accordance with the procedures set forth in Section 3(a) provided the restrictions in Section 3(a)(ii)(B) shall not apply.

          7. Registration Procedures, In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to completion thereof. As its expense, the Company shall:

               (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration in accordance with the provisions of
Section 11 hereof; and (ii) in the case of any registration of shares of the Common Stock on Form S-3, or any successor form or forms, which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such shares of the Common Stock are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(z) reflects facts or events representing a material change in the information set forth in the registration statement, the incorporation by reference in the registration statement of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act;

               (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

               (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 3 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of the Common Stock, provided such underwriting




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agreement contains customary underwriting provisions, and provided further that if the underwriter so requests, the underwriting agreement will contain customary indemnification any contribution provisions.

          8.   Indemnification.

               (a) The Company will indemnify each Holder, each of its officers, directors and partners, if any, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, if any, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder and stated to be specifically for use therein.

               (b) Each Holder will, if shares of the Common Stock issuable upon exchange of the Shares held by that Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each Other Stockholder and each of their officers, directors and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of securities sold as contemplated herein.




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               (c)    Each party entitled to indemnification under this Section
8 (the "Indemnified Party") shall give notice to the party required to provided indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense or any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure or any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          9. Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Common Stock to the public without registration, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

               (c) Furnish to a Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the company, and such other reports and documents so filed as a Holder




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may reasonably request in availing itself of any rule or regulation of the
Commission allowing a Holder to see any such securities without registration.

          11. "Market Stand-off" Agreement. If requested by the Company and an underwriter of the Common Stock (or other securities) of the Company, Stockholders will not sell or otherwise transfer or dispose of any of the Common Stock (or other securities) of the Company issuable upon exchange of the Shares held by them during the one hundred twenty (120) day period following the effective date of a registration statement of the Company filed under the Securities Act, other than a registration statement relating solely to employee benefit plans, a registration statement relating solely to a Commission Rule 145 transaction, or a registration statement covering a delayed or continuous offering pursuant to Rule 415 under the Securities Act.

          The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred twenty (120) day period.

          12. Limitations on Grant of Subsequent Registration Rights. The Company shall not enter into any agreement with any holder or prospective holder of the securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company or to require the Company to include in any registration securities owned by such holder unless such agreement is consistent with the provisions of this Agreement and with the rights of the Holders hereunder.

          13. Term. The obligations of the Company to effect any registration pursuant to this Agreement shall terminate at such time as the Holders may sell all shares of the Common Stock issuable upon exchange of their Shares within a three month period in reliance on Rule 144 under the Securities Act, or any comparable or successor rule, assuming that the Holders at such time are not required to aggregate their sales with sales by any other Holder other than a predecessor Holder and assuming the average weekly volume of trading in the Common Stock during any period is less than one percent of the shares of the Common Stock outstanding.

          14. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of more than 80% of the Shares and, in the case of any amendment, action or omission to act which adversely affects any Holder of Shares differently from any of the other Holders of Shares, the written consent of such Holder. Each Holder of any Shares at the time or thereafter outstanding shall be bound by any consent authorized by this Section 14.

          15. Notices. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a Holder, at the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnished to the Company an address, then




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to and at the address of the last Holder of such Shares who has furnished an address to the Company, or (b) if addressed to the Company, at 900 North Tucker Boulevard, St. Louis, Missouri 63101 to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder at the time outstanding, with a copy of all such notices to: Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 to the attention of Richard A. Palmer.

          16. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder, subject to the provisos respecting the minimum numbers or percentages of Shares required in order to be entitled to certain rights, or take certain actions, contained herein.

          17. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          18. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

          19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.






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          IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement or caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                  PULITZER INC.


                                  By: /s/ Ronald H. Ridgway
                                      --------------------------------------
                                          Ronald H. Ridgway
                                          Senior Vice President - Finance

                                      /s/ Emily Rauh Pulitzer
                                      --------------------------------------
                                          Emily Rauh Pulitzer

                                      /s/ Michael E. Pulitzer
                                      --------------------------------------
                                          Michael E. Pulitzer

                                      /s/ David E. Moore
                                      --------------------------------------
                                          David E. Moore





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